EXHIBIT INDEX

(3i) Articles of Incorporation.

     (a) Second Restated Certificate of Incorporation filed June 5, 1985 is incorporated by reference to Exhibit 3(a) to the Form 10-K filed for the fiscal year ended January 30, 1988.

     (b) Certificate of Amendment of Second Restated Certificate of Incorporation filed June 3, 1986 is incorporated by reference to
          Exhibit 3(a) to the Form 10-K for the fiscal year ended January 30, 1988.

     (c) Certificate of Amendment of Second Restated Certificate of Incorporation filed June 2, 1987 is incorporated by reference to
          Exhibit 3(a) to the Form 10-K for the fiscal year ended January 30, 1988.

     (d) Certificate of Amendment of Second Restated Certificate of Incorporation filed June 20, 1989 is incorporated by reference to
          Exhibit 8 to the Company's Current Report on Form 8-K dated June 21, 1989.

     (e) Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock of the Company filed May 3, 1988 is incorporated by reference to Exhibit 2 of the Company's Current Report on Form 8-K dated April 29, 1988.

     (f) Certificate of Designations, Preferences and Rights of New Series A Cumulative Convertible Preferred Stock of the Company is incorporated by reference to Exhibit 4.6 to the Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form S-3 (Registration No. 33-50330).

     (g) Certificate of Designations, Preferences and Rights of $3.125 Series C Cumulative Convertible Preferred Stock of the Company is incorporated by reference to Exhibit 19.2 to the Form 10-Q filed for the quarter ended July 25, 1992.

(3ii) By-laws.

      (a) The by-laws of the Company, as amended, are incorporated by reference to Exhibit 3(f) to the Form 10-K for the fiscal year ended January 27, 1990.

(4) Instruments defining the rights of security holders, including indentures.

     (a) Common and Preferred Stock: See the Second Restated Certificate of Incorporation, as amended (Exhibit (3i)(a)-(g) hereto).

     (b) A composite copy of the Share Purchase Agreements dated as of April 15, 1992 regarding Series A Cumulative Convertible Preferred Stock is incorporated by reference to Exhibit 4(c) to the Form 10-K filed for the fiscal year ended January 25, 1992.

     (c) Exchange Agreement dated as of August 6, 1992 between the Company and the holders of Series A Cumulative Convertible Preferred Stock is incorporated by reference to Exhibit 19.1 to the Form 10-Q filed for the quarter ended July 25, 1992.

          Each other instrument relates to securities the total amount of which does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis. The Company agrees to furnish to the Securities and Exchange Commission copies of each such instrument not otherwise filed herewith or incorporated herein by reference.

(10) Material Contracts.

     (a) The Amended and Restated Employment Agreement dated as of April 26, 1988 with Stanley Feldberg is incorporated herein by reference to Exhibit 10(a) to the Form 10-K filed for the fiscal year ended January 30, 1988. The First Amendment to the 1988 Amended and Restated Employment Agreement of Stanley Feldberg dated June 8, 1993 is filed herewith. *

     (b) The Amended and Restated Employment Agreement dated as of June 1, 1989 with Sumner L. Feldberg is incorporated herein by reference to Exhibit 10(b) to the Form 10-K filed for the fiscal year ended January 27, 1990. The First Amendment dated as of December 9, 1992 to Sumner L. Feldberg's Amended and Restated Employment Agreement is incorporated herein by reference to Exhibit 10(b) to the Form 10-K for the fiscal year ended January 30, 1993. *

     (c) The Employment Agreement dated as of June 1, 1989 with Arthur F. Loewy is incorporated herein by reference to Exhibit 10(c) to the Form 10-K filed for the fiscal year ended January 27, 1990. The Amendment dated as of January 26, 1991 to Arthur F. Loewy's Employment Agreement is incorporated herein by reference to
          Exhibit 10(c) to the Form 10-K filed for the fiscal year ended January 26, 1991. Amendment No. 2 dated as of January 25, 1992 to Arthur F. Loewy's Employment Agreement is incorporated herein by reference to Exhibit 10(c) to the Form 10-K filed for the fiscal year ended January 25, 1992. Amendment No. 3 dated as of January 30, 1993 to Arthur F. Loewy's Employment Agreement is incorporated herein by reference to Exhibit 10(c) to the Form 10-K filed for the fiscal year ended January 30, 1993. Amendment No. 4, dated as of January 29, 1994, to Arthur F. Loewy's Employment Agreement is filed herewith. *

     (d) The Employment Agreement dated as of June 1, 1989 with Bernard Cammarata is incorporated herein by reference to Exhibit 10(d) to the Form 10-K filed for the fiscal year ended January 27, 1990. The Amendment to Employment Agreement with Bernard Cammarata dated as of February 1, 1992 is incorporated herein by reference to Exhibit 10(d) to the Form 10-K filed for the fiscal year ended January 30, 1993. *

     (e) The Amended and Restated Employment Agreement dated as of February 1, 1992 with Richard Lesser is incorporated herein by reference to Exhibit 10(e) to the Form 10-K filed for the fiscal year ended January 30, 1993. The Amendment to Richard Lesser's Employment Agreement dated as of January 31, 1994 is filed herewith. *

     (f) The Amended and Restated Employment Agreement dated as of February 1, 1992 with Donald G. Campbell is incorporated herein by reference to Exhibit 10(f) to the Form 10-K filed for the
          fiscal year ended January 30, 1993.   The Amendment to Donald G.
          Campbell's Employment Agreement dated as of January 31, 1994 is filed herewith. *

     (g)  The Management Incentive Plan, as amended, is filed herewith. *

     (h) The 1982 Long Range Management Incentive Plan, as amended through September 8, 1993 is filed herewith.

     (i)  The 1986 Stock Incentive Plan, as amended, is filed herewith. *

     (j) The TJX Companies, Inc. Long Range Performance Incentive Plan, as amended, is filed herewith. *

     (k) The General Deferred Compensation Plan, as amended, is incorporated herein by reference to Exhibit 10(n) to the Form 10-K filed for the fiscal year ended January 27, 1990. *

     (l) The Supplemental Executive Retirement Plan, as amended, is incorporated herein by reference to Exhibit 10(l) to the Form 10-K filed for the fiscal year ended January 25, 1992. *

     (m) The 1993 Stock Option Plan for Non-Employee Directors is incorporated herein by reference to Exhibit 10.1 to the Form 10-Q filed for the quarter ended May 1, 1993.

     (n) The Retirement Plan for Directors, as amended, effective April 8, 1993 and June 8, 1993, is incorporated herein by reference to
          Exhibit 10.2 to the Form 10-Q filed for the quarter ended May 1, 1993.

     (o) The form of Indemnification Agreement between the Company and each of its officers and directors is incorporated herein by reference to Exhibit 10(r) to the Form 10-K filed for the fiscal year ended January 27, 1990. *

     (p) The Trust Agreement dated as of April 8, 1988 between the Company and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 10(y) to the Form 10-K filed for the fiscal year ended January 30, 1988. *

     (q) The Trust Agreement dated as of April 8, 1988 between the Company and Shawmut Bank of Boston, N.A. is incorporated herein by reference to Exhibit 10(z) to the Form 10-K filed for the fiscal year ended January 30, 1988. *

     (r) The Distribution Agreement dated as of May 1, 1989 between the Company and Waban Inc. is incorporated herein by reference to
          Exhibit 3 to the Company's Current Report on Form 8-K dated June 21, 1989.

     (s) The Services Agreement between the Company and Waban Inc. dated as of May 1, 1989 is incorporated herein by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated June 21, 1989. Correspondence related to the Services Agreement is incorporated herein by reference to Exhibit 10(dd) to the Form 10-K filed for fiscal year ended January 27, 1990.
          Correspondence related to the Services Agreement is incorporated herein by reference to Exhibit 10(z) to the Form 10-K filed for fiscal year ended January 26, 1991. Correspondence related to the Services Agreement is incorporated herein by reference to
          Exhibit 10(x) to the Form 10-K filed for the fiscal year ended January 25, 1992. Correspondence related to the Services Agreement is incorporated herein by reference to Exhibit 10(s) to the Form 10-K filed for fiscal year ended January 30, 1993. Correspondence related to the Services Agreement is filed herewith.

     (t) The Executive Services Agreement between the Company and Waban Inc. dated as of June 1, 1989, with respect to the services of Sumner L. Feldberg is incorporated herein by reference to Exhibit 10(ff) to the Form 10-K filed for the fiscal year ended January 27, 1990.

     (u) The Executive Services Agreement between the Company and Waban Inc. dated as of June 1, 1989, with respect to the services of Arthur F. Loewy is incorporated herein by reference to Exhibit 10(gg) to the Form 10-K filed for the fiscal year ended January 27, 1990. Amendment dated as of January 26, 1991 to Executive Services Agreement between the Company and Waban Inc. with respect to the services of Arthur F. Loewy is incorporated herein by reference to Exhibit 10(cc) to Form 10-K filed for the fiscal year ended January 26, 1991. Amendment No. 2 dated as of January 25, 1992 to Executive Services Agreement between the Company and Waban Inc. with respect to the services of Arthur F. Loewy is incorporated herein by reference to Exhibit 10(aa) to the Form 10-K filed for the fiscal year ended January 25, 1992. Amendment No. 3 dated as of January 30, 1993 to Executive Services Agreement between the Company and Waban Inc. with respect to the services of Arthur F. Loewy is incorporated herein by reference to Exhibit 10(u) to Form 10-K filed for the fiscal year ended January 30, 1993. Amendment No. 4 dated as of January 29, 1994 to Executive Services Agreement between the Company and Waban Inc. with respect to the services of Arthur F. Loewy is filed herewith.

     (v) The Agreement dated as of July 5, 1989 between the Company and Waban Inc. is incorporated herein by reference to Exhibit 10(hh) to the Form 10-K filed for the fiscal year ended January 27, 1990.

(11) Statement re computation of per share earnings.

     This statement is filed herewith.

(13) Annual Report to security holders.

     Portions of the Annual Report to Stockholders for the fiscal year ended January 29, 1994 are filed herewith.

(21) Subsidiaries.

     A list of the Registrant's subsidiaries is filed herewith.

(23) Consents of experts and counsel.

     The Consent of Coopers & Lybrand is contained on Page F-2 of the Financial Statements filed herewith.

(24) Power of Attorney.

     The Power of Attorney given by the Directors and certain Executive Officers of the Company is filed herewith.


*  Management contract or compensatory plan or arrangement.